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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (date of earliest event reported): December 10, 1997


                             WRT ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                                   73-1521290
                        (IRS Employer Identification No.)



                          1601 NW EXPRESSWAY, SUITE 700
                       OKLAHOMA CITY, OKLAHOMA 73118-1401
                                 (405) 848-8808
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive office)


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Item 4.    CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.

         A.  RESIGNATION OF FORMER CERTIFYING ACCOUNTANT.

                  By letter dated December 10, 1997, the registrant, WRT Energy Corporation (the "Company"), received notice confirming that KPMG Peat Marwick LLP had terminated their client-auditor relationship.

                  The Company's former independent certified accountant's annual report covering the two (2) fiscal years ended December 31, 1996 and 1995 did not include any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The opinion, however, did include an explanatory paragraph expressing, among other things, doubts about the Company's ability to continue as a going concern.

                  During the years ended December 31, 1996 and 1995, and the subsequent interim period through December 10, 1997 preceding such termination, there were no disagreements between KPMG Peat Marwick LLP and management of the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or other reportable events which disagreements, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused KPMG Peat Marwick LLP to make reference to the subject matter of the disagreements in connection with KPMG Peat Marwick LLP's report on the Company's consolidated financial statements. In addition, the Company believes that there were no such events as described under Item 304(a)(1)(v) of Regulation S-K during the years ended December 31, 1996 and 1995, and the subsequent interim period through December 10, 1997. KPMG Peat Marwick LLP had been the Company's independent accountant since approximately 1990.

         B. ENGAGEMENT OF NEW CERTIFYING ACCOUNTANT.

                  On December 10, 1997, the Company engaged Hogan & Slovacek as the Company's independent auditors to replace KPMG Peat Marwick LLP, whose report with respect to the Company's financial statements for the fiscal years ended December 31, 1996 and 1995, has been included in the Company's Form 10-K for the fiscal year ended December 31, 1996.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

         C. EXHIBITS.

                  16.1- Letter To WRT Energy Corporation From KPMG Peat Marwick
                        LLP Regarding Termination Of Their Client-Auditor Relationship.

         Signatures





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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   WRT Energy Corporation

                                                   By: /s/ GARY HANNA
                                                      --------------------------
                                                          Gary Hanna
Date: December 24, 1997                                   President



































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
                                  EXHIBIT INDEX

Exhibit 16.1 - Letter To WRT Energy Corporation From KPMG Peat Marwick LLP
               Regarding Termination Of Their Client-Auditor Relationship.